Exhibit 32.1

Riverview Financial Corporation

CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Kirk D. Fox, Chief Executive Officer of Riverview Financial Corporation (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Form 10-Q for the quarter ended March 31, 2017 (the “Report”):

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the quarter ended March 31, 2017.

Date: May 8, 2017	By:	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer